UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2019

THE WENDY’S COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 764-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On February 13, 2019, The Wendy’s Company (the “Company”) issued a press release announcing that it has entered into a settlement agreement that, if approved and finalized, would result in a class-wide settlement of the class action lawsuits brought by financial institutions against the Company related to the criminal cyberattacks which targeted the point of sale systems of certain Wendy’s franchisees in 2015 and 2016. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company has now reached agreement in principle to resolve all of the outstanding legal matters related to the 2015 and 2016 criminal cyberattacks. The Company expects to incur total costs related to the criminal cyberattacks of approximately $33.5 million (inclusive of the financial institutions settlement), of which approximately $6 million was incurred in prior years.

The information in this Item 7.01, including the exhibit furnished under Item 9.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01, including the exhibit furnished under Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts, including statements regarding the proposed settlement of the financial institutions case and other legal matters related to the criminal cyberattacks, such as the timing and amount of payment, available insurance proceeds and impact on the future performance of the Company’s business. Those statements, as well as statements preceded by, followed by or that include the words “will,” “may,” “believes,” “intends,” “plans,” “expects,” “anticipates,” or similar expressions constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The forward-looking statements are based on the Company’s expectations at the time, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These factors include, but are not limited to, the factors identified in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: February 13, 2019	By:	/s/ Michael G. Berner
Michael G. Berner
Associate General Counsel – Corporate and
Securities, and Assistant Secretary